Exhibit 99.3

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

December 2012

Table of Contents

Quarterly Key Statistics	1

Annual Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 - 9

Selected Quarterly Income Statement Data	10 - 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Annual Average Balance Sheets	18

Consolidated Annual Net Interest Margin Analysis	19 - 20

Selected Annual Income Statement Data	21 - 22

Annual Mortgage Banking Income	23

Annual Credit Reserves Analysis	24

Annual Net Charge-Off Analysis	25

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Annual Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definition, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

Quarterly Key Statistics(1)

(Unaudited)

	2012		2011	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Fourth	3Q12	4Q11
Net interest income	$434,055	$430,298	$415,025	1%	5%
Provision for credit losses	39,458	37,004	45,291	7	(13)
Noninterest income	297,651	261,067	229,352	14	30
Noninterest expense	470,628	458,303	430,274	3	9

Income before income taxes	221,620	196,058	168,812	13	31
Provision for income taxes	54,341	28,291	41,954	92	30

Net income	$167,279	$167,767	$126,858	(0)%	32%

Dividends on preferred shares	7,973	7,983	7,703	(0)	4

Net income applicable to common shares	$159,306	$159,784	$119,155	(0)%	34%

Net income per common share - diluted	$0.19	$0.19	$0.14	—%	36%
Cash dividends declared per common share	0.04	0.04	0.04	—	—
Book value per common share at end of period	6.41	6.34	5.82	1	10
Tangible book value per common share at end of period	5.78	5.71	5.18	1	12

Average common shares - basic	847,220	857,871	864,136	(1)	(2)
Average common shares - diluted	853,306	863,588	868,156	—	(2)

Return on average assets	1.19%	1.19%	0.92%
Return on average common shareholders’ equity	11.6	11.9	9.3
Return on average tangible common shareholders’ equity(2)	13.5	13.9	11.2
Net interest margin(3)	3.45	3.38	3.38
Efficiency ratio(4)	62.3	64.5	64.0
Noninterest Income/Total Revenue	40.4	37.5	35.4
Effective tax rate	24.5	14.4	24.9

Average loans and leases	$40,396,541	$40,119,938	$39,519,184	1	2
Average loans and leases - linked quarter annualized growth rate	2.8%	(10.3)%	2.3%
Average earning assets	$50,682,461	$51,330,241	$49,146,561	(1)	3
Average total assets	56,053,542	56,138,175	54,650,287	(0)	3
Average core deposits(5)	44,309,913	43,763,695	41,354,956	1	7
Average core deposits - linked quarter annualized growth rate	5.0%	9.2%	14.0%
Average shareholders’ equity	$5,842,493	$5,730,951	$5,445,064	2	7

Total assets at end of period	56,153,185	56,443,000	54,450,652	(1)	3
Total shareholders’ equity at end of period	5,790,211	5,807,604	5,418,100	—	7

Net charge-offs (NCOs)	70,130	105,095	83,917	(33)	(16)
NCOs as a % of average loans and leases	0.69%	1.05%	0.85%
Nonaccrual loans and leases (NALs)	$407,633	$445,046	$541,080	(8)	(25)
NAL ratio	1.00%	1.11%	1.39%
Nonperforming assets (NPAs)(6)	$445,775	$509,728	$590,276	(13)	(25)
NPA ratio(6)	1.09%	1.26%	1.51%	(14)	(28)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.89	1.96	2.48
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.99	2.09	2.60
ACL as a % of NALs	199	189	187
ACL as a % of NPAs	182	165	172
Tier 1 leverage ratio (7)	10.34	10.29	10.28
Tier 1 common risk-based capital ratio(7)	10.47	10.28	10.00
Tier 1 risk-based capital ratio (7)	12.01	11.88	12.11
Total risk-based capital ratio (7)	14.51	14.36	14.77
Tangible common equity / tangible assets ratio(8)	8.76	8.74	8.30

See Notes to the Annual and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED

Annual Key Statistics(1)

(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in thousands, except per share amounts)	2012	2011	Amount	Percent
Net interest income	$1,710,524	$1,629,170	$81,354	5%
Provision for credit losses	147,388	174,059	(26,671)	(15)
Noninterest income	1,097,857	980,623	117,234	12
Noninterest expense	1,835,876	1,728,500	107,376	6

Income before income taxes	825,117	707,234	117,883	17
Provision for income taxes	184,095	164,621	19,474	12

Net Income	$641,022	$542,613	$98,409	18%

Dividends on preferred shares	31,989	30,813	1,176	4

Net income applicable to common shares	$609,033	$511,800	$97,233	19%

Net income per common share - diluted	$0.71	$0.59	$0.12	20%
Cash dividends declared per common share	0.16	0.10	0.06	60

Average common shares - basic	857,962	863,691	(5,729)	(1)
Average common shares - diluted	863,402	867,624	(4,222)	—

Return on average assets	1.15%	1.01%
Return on average common shareholders’ equity	11.5	10.5
Return on average tangible common shareholders’ equity(2)	13.5	12.7
Net interest margin(3)	3.41	3.38
Efficiency ratio(4)	63.4	63.7
Noninterest Income/Total Revenue	38.8	37.4
Effective tax rate	22.3	23.3

Average loans and leases	$40,210,186	$38,867,250	$1,342,936	3%
Average earning assets	50,709,060	48,574,298	2,134,762	4
Average total assets	55,673,599	53,750,054	1,923,545	4
Average core deposits(5)	43,065,687	39,929,097	3,136,590	8
Average shareholders’ equity	5,671,455	5,237,541	433,914	8

Net charge-offs (NCOs)	342,462	437,089	(94,627)	(22)
NCOs as a% of average loans and leases	0.85%	1.12%	(0.27)	(24)

See Notes to the Annual and Quarterly Key Statistics.

Notes to the Annual and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	December 31, 2012, figures are estimated.
(8)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2012		2011	Percent Changes vs.
(dollar amounts in thousands, except number of shares)	December 31,	September 30,	December 31,	3Q12	4Q11
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,262,806	$797,601	$1,115,968	58%	13%
Interest-bearing deposits in banks	70,921	65,635	90,943	8	(22)
Trading account securities	91,205	91,970	45,899	(1)	99
Loans held for sale	764,309	1,852,919	1,618,391	(59)	(53)
Available-for-sale and other securities	7,566,175	7,778,568	8,078,014	(3)	(6)
Held-to-maturity securities	1,743,876	1,582,150	640,551	10	172
Loans and leases(1)	40,728,425	40,260,417	38,923,783	1	5
Allowance for loan and lease losses	(769,075)	(789,142)	(964,828)	(3)	(20)

Net loans and leases	39,959,350	39,471,275	37,958,955	1	5

Bank owned life insurance	1,596,056	1,586,902	1,549,783	1	3
Premises and equipment	617,257	590,750	564,429	4	9
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	132,157	143,804	175,302	(8)	(25)
Accrued income and other assets	1,904,805	2,037,158	2,168,149	(6)	(12)

Total assets	$56,153,185	$56,443,000	$54,450,652	(1)%	3%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,252,683	$46,741,286	$43,279,625	(1)%	7%
Short-term borrowings	589,814	1,259,771	1,441,092	(53)	(59)
Federal Home Loan Bank advances	1,008,959	9,406	362,972	10,627	178
Other long-term debt	158,784	185,613	1,231,517	(14)	(87)
Subordinated notes	1,197,091	1,306,273	1,503,368	(8)	(20)
Accrued expenses and other liabilities	1,155,643	1,133,047	1,213,978	2	(5)

Total liabilities	50,362,974	50,635,396	49,032,552	(1)	3

Shareholder’s equity

Preferred stock - authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—

Common stock - Par value of $0.01	8,441	8,567	8,656	(1)	(2)
Capital surplus	7,475,149	7,551,509	7,596,809	(1)	(2)
Less treasury shares, at cost	(10,921)	(10,817)	(10,255)	1	6
Accumulated other comprehensive loss	(150,817)	(84,542)	(173,763)	78	—
Retained earnings	(1,917,933)	(2,043,405)	(2,389,639)	(6)	(20)

Total shareholders’ equity	5,790,211	5,807,604	5,418,100	—	7

Total liabilities and shareholders’ equity	$56,153,185	$56,443,000	$54,450,652	(1)%	3%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	844,105,349	856,748,584	865,584,517
Common shares outstanding	842,812,709	855,485,376	864,406,152
Treasury shares outstanding	1,292,640	1,263,208	1,178,365
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2012								2011
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$16,971	42%	$16,478	41%	$16,322	41%	$15,838	39%	$14,699	38%
Commercial real estate:
Construction	648	2	541	1	591	1	597	1	580	1
Commercial	4,751	12	4,956	12	5,317	13	5,443	13	5,246	13

Commercial real estate	5,399	14	5,497	13	5,908	14	6,040	14	5,826	14

Total commercial	22,370	56	21,975	54	22,230	55	21,878	53	20,525	52

Consumer:
Automobile	4,634	11	4,276	11	3,808	10	4,787	12	4,458	11
Home equity	8,335	20	8,381	21	8,344	21	8,261	20	8,215	21
Residential mortgage	4,970	12	5,192	13	5,123	13	5,284	13	5,228	13
Other consumer	419	1	436	1	454	1	469	2	498	3

Total consumer	18,358	44	18,285	46	17,729	45	18,801	47	18,399	48

Total loans and leases	$40,728	100%	$40,260	100%	$39,959	100%	$40,679	100%	$38,924	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,644	31%	$12,656	31%	$12,714	32%	$12,432	31%	$12,361	32%
Regional and Commercial Banking	10,679	26	10,463	26	10,420	26	9,936	24	9,134	23
AFCRE	11,396	28	11,019	27	10,892	27	11,698	29	11,375	29
WGH	5,887	15	6,053	16	5,904	15	5,968	14	5,952	16
Treasury / Other	122	—	69	—	29	—	645	2	102	—

Total loans and leases	$40,728	100%	$40,260	100%	$39,959	100%	$40,679	100%	$38,924	100%

	2012								2011
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$12,677	31%	$12,703	32%	$12,977	32%	$12,420	32%	$12,302	31%
Regional and Commercial Banking	10,390	26	10,427	26	10,229	25	9,250	24	8,902	23
AFCRE	11,221	28	10,949	27	11,891	29	11,468	29	12,496	32
WGH	6,054	15	5,993	15	6,007	14	5,920	15	5,731	14
Treasury / Other	55	—	48	—	75	—	87	—	87	—

Total loans and leases	$40,397	100%	$40,120	100%	$41,179	100%	$39,145	100%	$39,518	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2012								2011
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits - noninterest-bearing	$12,600	27%	$12,680	27%	$12,324	27%	$11,797	26%	$11,158	26%
Demand deposits - interest-bearing	6,218	13	5,909	13	6,060	13	6,126	14	5,722	13
Money market deposits	14,691	32	14,926	32	13,756	30	13,169	29	13,117	30
Savings and other domestic deposits	5,002	11	4,949	11	4,961	11	4,954	11	4,698	11
Core certificates of deposit	5,516	12	5,817	12	6,508	14	6,920	15	6,513	15

Total core deposits	44,027	95	44,281	95	43,609	95	42,966	95	41,208	95
Other domestic deposits of $250,000 or more	354	1	352	1	260	1	325	1	390	1
Brokered deposits and negotiable CDs	1,594	3	1,795	4	1,888	4	1,276	3	1,321	3
Deposits in foreign offices	278	1	313	—	319	—	442	1	361	1

Total deposits	$46,253	100%	$46,741	100%	$46,076	100%	$45,009	100%	$43,280	100%

Total core deposits:
Commercial	$18,358	42%	$19,207	43%	$18,324	42%	$17,101	40%	$16,366	40%
Consumer	25,669	58	25,074	57	25,285	58	25,865	60	24,842	60

Total core deposits	$44,027	100%	$44,281	100%	$43,609	100%	$42,966	100%	$41,208	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,367	61%	$28,220	60%	$28,348	62%	$27,935	62%	$27,536	64%
Regional and Commercial Banking	5,863	13	6,205	13	5,333	12	4,748	11	4,683	11
AFCRE	995	2	922	2	907	2	914	2	881	2
WGH	9,508	21	9,816	22	9,782	20	9,632	21	9,115	21
Treasury / Other(1)	1,520	3	1,578	3	1,706	4	1,780	4	1,065	2

Total deposits	$46,253	100%	$46,741	100%	$46,076	100%	$45,009	100%	$43,280	100%

	2012								2011
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$28,301	61%	$28,248	61%	$28,260	63%	$27,452	63%	$27,835	64%
Regional and Commercial Banking	6,120	13	5,715	12	4,762	11	4,680	11	4,467	10
AFCRE	949	2	942	2	855	2	811	2	802	2
WGH	9,873	21	9,735	21	9,783	21	9,450	22	9,406	21
Treasury / Other(1)	1,524	3	1,658	4	1,197	3	1,072	2	1,093	3

Total deposits	$46,767	100%	$46,298	100%	$44,857	100%	$43,465	100%	$43,603	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2012				2011	Percent Changes vs.
(dollar amounts in millions)	Fourth	Third	Second	First	Fourth	3Q12	4Q11
Assets
Interest-bearing deposits in banks	$73	$82	$124	$100	$107	(11)%	(32)%
Trading account securities	97	66	54	50	81	47	20
Loans held for sale	840	1,829	410	1,265	316	(54)	166
Available-for-sale and other securities:						—
Taxable	7,131	8,014	8,285	8,171	8,065	(11)	(12)
Tax-exempt	492	423	387	404	409	16	20

Total available-for-sale and other securities	7,623	8,437	8,672	8,575	8,474	(10)	(10)
Held-to-maturity securities - taxable	1,652	796	611	632	650	108	154
Loans and leases:(1)
Commercial:
Commercial and industrial	16,507	16,343	16,094	14,824	14,219	1	16
Commercial real estate:						—
Construction	576	569	584	598	533	1	8
Commercial	4,897	5,153	5,491	5,254	5,425	(5)	(10)

Commercial real estate	5,473	5,722	6,075	5,852	5,958	(4)	(8)

Total commercial	21,980	22,065	22,169	20,676	20,177	—	9

Consumer:
Automobile	4,486	4,065	4,985	4,576	5,639	10	(20)
Home equity	8,345	8,369	8,310	8,234	8,149	—	2
Residential mortgage	5,155	5,177	5,253	5,174	5,043	—	2
Other consumer	431	444	462	485	511	(3)	(16)

Total consumer	18,417	18,055	19,010	18,469	19,342	2	(5)

Total loans and leases	40,397	40,120	41,179	39,145	39,519	1	2
Allowance for loan and lease losses	(783)	(855)	(908)	(961)	(1,014)	(8)	(23)

Net loans and leases	39,614	39,265	40,271	38,184	38,505	1	3

Total earning assets	50,682	51,330	51,050	49,767	49,147	(1)	3

Cash and due from banks	1,459	960	928	1,012	1,671	52	(13)
Intangible assets	581	597	609	613	625	(3)	(7)
All other assets	4,115	4,106	4,158	4,225	4,221	—	(3)

Total assets	$56,054	$56,138	$55,837	$54,656	$54,650	—%	3%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$13,121	$12,329	$12,064	$11,273	$10,716	6%	22%
Demand deposits - interest-bearing	5,843	5,814	5,939	5,646	5,570	—	5

Total demand deposits	18,964	18,143	18,003	16,919	16,286	5	16
Money market deposits	14,749	14,515	13,182	13,141	13,594	2	8
Savings and other domestic deposits	4,960	4,975	4,978	4,817	4,706	—	5
Core certificates of deposit	5,637	6,131	6,618	6,510	6,769	(8)	(17)

Total core deposits	44,310	43,764	42,781	41,387	41,355	1	7
Other domestic deposits of $250,000 or more	359	300	298	347	405	20	(11)
Brokered deposits and negotiable CDs	1,756	1,878	1,421	1,301	1,410	(6)	25
Deposits in foreign offices	342	356	357	430	434	(4)	(21)

Total deposits	46,767	46,298	44,857	43,465	43,604	1	7
Short-term borrowings	1,012	1,329	1,391	1,512	1,728	(24)	(41)
Federal Home Loan Bank advances	42	107	626	419	29	(61)	45
Subordinated notes and other long-term debt	1,374	1,638	2,251	2,652	2,866	(16)	(52)

Total interest-bearing liabilities	36,074	37,043	37,061	36,775	37,511	(3)	(4)

All other liabilities	1,017	1,035	1,094	1,116	978	(2)	4
Shareholders’ equity	5,842	5,731	5,618	5,492	5,445	2	7

Total liabilities and shareholders’ equity	$56,054	$56,138	$55,837	$54,656	$54,650	—%	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2012				2011
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	$51	$42	$97	$12	$15
Trading account securities	245	178	223	207	197
Loans held for sale	6,675	14,548	3,541	12,005	3,124
Available-for-sale and other securities:
Taxable	41,335	45,936	48,245	48,824	47,784
Tax-exempt	4,968	4,383	4,099	4,209	4,313

Total available-for-sale and other securities	46,303	50,319	52,344	53,033	52,097
Held-to-maturity securities - taxable	9,244	5,591	4,539	4,714	4,867
Loans and leases:
Commercial:
Commercial and industrial	163,644	162,998	162,419	150,397	145,825
Commercial real estate:
Construction	6,075	5,583	5,397	5,831	6,513
Commercial	52,543	50,704	54,554	50,750	54,220

Commercial real estate	58,618	56,287	59,951	56,581	60,733

Total commercial	222,262	219,285	222,370	206,978	206,558

Consumer:
Automobile	50,930	49,718	57,971	55,435	68,283
Home equity	88,541	89,388	89,358	88,582	89,876
Residential mortgage	52,440	51,981	54,326	53,914	54,263
Other consumer	7,774	7,991	8,522	8,992	9,416

Total consumer	199,685	199,078	210,177	206,923	221,838

Total loans and leases	421,947	418,363	432,547	413,901	428,396

Total earning assets	$484,465	$489,041	$493,291	$483,872	$488,696

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	734	1,013	987	845	1,182

Total demand deposits	734	1,013	987	845	1,182
Money market deposits	9,843	12,025	9,954	8,343	10,994
Savings and other domestic deposits	4,150	4,576	4,858	5,345	6,213
Core certificates of deposit	17,144	19,237	22,682	25,919	28,851

Total core deposits	31,871	36,851	38,481	40,452	47,240
Other domestic deposits of $250,000 or more	553	511	493	583	794
Brokered deposits and negotiable CDs	3,141	3,356	2,650	2,547	2,727
Deposits in foreign offices	152	164	165	197	206

Total deposits	35,717	40,882	41,789	43,779	50,967
Short-term borrowings	363	544	558	583	764
Federal Home Loan Bank advances	129	135	333	222	156
Subordinated notes and other long-term debt	8,731	11,928	15,902	18,144	18,305

Total interest bearing liabilities	44,940	53,489	58,582	62,728	70,192

Net interest income	$439,525	$435,552	$434,709	$421,144	$418,504

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2012				2011
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	0.28%	0.21%	0.31%	0.05%	0.06%
Trading account securities	1.01	1.07	1.64	1.65	0.97
Loans held for sale	3.18	3.18	3.46	3.80	3.96
Available-for-sale and other securities:
Taxable	2.32	2.29	2.33	2.39	2.37
Tax-exempt	4.03	4.15	4.23	4.17	4.22

Total available-for-sale and other securities	2.43	2.39	2.41	2.47	2.46
Held-to-maturity securities - taxable	2.24	2.81	2.97	2.98	2.99
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.88	3.90	3.99	4.01	4.01
Commercial real estate:
Construction	4.13	3.84	3.66	3.85	4.78
Commercial	4.20	3.85	3.93	3.82	3.91

Commercial real estate	4.19	3.85	3.89	3.82	3.99

Total commercial	3.96	3.89	3.97	3.96	4.01

Consumer:
Automobile	4.52	4.87	4.68	4.87	4.80
Home equity	4.24	4.27	4.30	4.30	4.41
Residential mortgage	4.07	4.02	4.14	4.17	4.30
Other consumer	7.16	7.16	7.42	7.47	7.32

Total consumer	4.33	4.40	4.43	4.49	4.57

Total loans and leases	4.13	4.12	4.18	4.21	4.28

Total earning assets	3.80%	3.79%	3.89%	3.91%	3.95%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.05	0.07	0.07	0.06	0.08

Total demand deposits	0.02	0.02	0.02	0.02	0.03
Money market deposits	0.27	0.33	0.30	0.26	0.32
Savings and other domestic deposits	0.33	0.37	0.39	0.45	0.52
Core certificates of deposit	1.21	1.25	1.38	1.60	1.69

Total core deposits	0.41	0.47	0.50	0.54	0.61
Other domestic deposits of $250,000 or more	0.61	0.68	0.66	0.68	0.78
Brokered deposits and negotiable CDs	0.71	0.71	0.75	0.79	0.77
Deposits in foreign offices	0.18	0.18	0.19	0.18	0.19

Total deposits	0.42	0.48	0.51	0.55	0.61
Short-term borrowings	0.14	0.16	0.16	0.16	0.18
Federal Home Loan Bank advances	1.20	0.50	0.21	0.21	2.09
Subordinated notes and other long-term debt	2.55	2.91	2.83	2.74	2.56

Total interest-bearing liabilities	0.50	0.58	0.63	0.68	0.74

Net interest rate spread	3.30	3.21	3.26	3.23	3.21
Impact of noninterest-bearing funds on margin	0.15	0.17	0.16	0.17	0.17

Net interest margin	3.45%	3.38%	3.42%	3.40%	3.38%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2012				2011
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	3.72%	3.61%	3.67%	3.69%	3.79%
Impact of commercial loan derivatives	0.24	0.28	0.30	0.27	0.22

Total commercial - as reported	3.96%	3.89%	3.97%	3.96%	4.01%

Average 30 day LIBOR	0.21%	0.24%	0.24%	0.26%	0.26%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2012				2011	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	3Q12	4Q11
Interest income	$478,995	$483,787	$487,544	$479,937	$485,216	(2)%	(2)%
Interest expense	44,940	53,489	58,582	62,728	70,191	(16)	(36)

Net interest income	434,055	430,298	428,962	417,209	415,025	1	5
Provision for credit losses	39,458	37,004	36,520	34,406	45,291	7	(13)

Net interest income after provision for credit losses	394,597	393,294	392,442	382,803	369,734	—	7

Service charges on deposit accounts	68,083	67,806	65,998	60,292	63,324	—	8
Mortgage banking income	61,711	44,614	38,349	46,418	24,098	38	156
Trust services	31,388	29,689	29,914	30,906	28,775	6	9
Electronic banking	21,011	22,135	20,514	18,630	18,282	(5)	15
Brokerage income	17,415	16,526	19,025	19,260	18,688	5	(7)
Insurance income	17,268	17,792	17,384	18,875	17,906	(3)	(4)
Gain on sale of loans	20,690	6,591	4,131	26,770	2,884	214	617
Bank owned life insurance income	13,767	14,371	13,967	13,937	14,271	(4)	(4)
Capital markets fees	12,918	11,805	13,455	9,982	9,811	9	32
Securities gains (losses)	863	4,169	350	(613)	(3,878)	(79)	N.R.
Other income	32,537	25,569	30,732	40,863	35,191	27	(8)

Total noninterest income	297,651	261,067	253,819	285,320	229,352	14	30

Personnel costs	253,952	247,709	243,034	243,498	228,101	3	11
Outside data processing and other services	48,699	50,396	48,568	42,592	53,934	(3)	(10)
Net occupancy	29,008	27,599	25,474	29,079	26,841	5	8
Equipment	26,580	25,950	24,872	25,545	25,884	2	3
Deposit and other insurance expense	16,327	15,534	15,731	20,738	18,481	5	(12)
Professional services	22,514	17,510	15,037	10,697	16,257	29	38
Marketing	16,456	16,842	17,396	13,569	13,920	(2)	18
Amortization of intangibles	11,647	11,431	11,940	11,531	13,175	2	(12)
OREO and foreclosure expense	4,233	4,982	4,106	4,950	5,009	(15)	(15)
Loss (Gain) on early extinguishment of debt	—	1,782	(2,580)	—	(9,697)	(100)	N.R.
Other expense	41,212	38,568	40,691	60,477	38,369	7	7

Total noninterest expense	470,628	458,303	444,269	462,676	430,274	3	9

Income before income taxes	221,620	196,058	201,992	205,447	168,812	13	31
Provision for income taxes	54,341	28,291	49,286	52,177	41,954	92	30

Net income	$167,279	$167,767	$152,706	$153,270	$126,858	(0)%	32%

Dividends on preferred shares	7,973	7,983	7,984	8,049	7,703	(0)	4

Net income applicable to common shares	$159,306	$159,784	$144,722	$145,221	$119,155	(0)%	34%

Average common shares - basic	847,220	857,871	862,261	864,499	864,136	—%	(2)%
Average common shares - diluted	853,306	863,588	867,551	869,164	868,156	(1)	(2)

Per common share
Net income - basic	$0.19	$0.19	$0.17	$0.17	$0.14	—%	36%
Net income - diluted	0.19	0.19	0.17	0.17	0.14	—	36
Cash dividends declared	0.04	0.04	0.04	0.04	0.04	—	—

Revenue - fully-taxable equivalent (FTE)
Net interest income	$434,055	$430,298	$428,962	$417,209	$415,025	1	5
FTE adjustment	5,470	5,254	5,747	3,935	3,479	4	57

Net interest income(2)	439,525	435,552	434,709	421,144	418,504	1	5
Noninterest income	297,651	261,067	253,819	285,320	229,352	14	30

Total revenue(2)	$737,176	$696,619	$688,528	$706,464	$647,856	6%	14%

N.R.- Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2012				2011	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Fourth	Third	Second	First	Fourth	3Q12	4Q11
Mortgage banking income

Origination and secondary marketing	$44,497	$40,860	$30,184	$31,304	$21,248	9%	109%
Servicing fees	11,491	11,308	11,618	11,760	11,993	2	(4)
Amortization of capitalized servicing	(9,116)	(8,405)	(9,108)	(9,279)	(8,813)	8	3
Other mortgage banking income	4,828	4,999	4,814	4,966	3,652	(3)	32

Subtotal	51,700	48,762	37,508	38,751	28,080	6	84

MSR valuation adjustment(1)	11,747	(19,543)	(19,013)	9,907	(6,985)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(1,736)	15,395	19,854	(2,240)	3,003	(111)	(158)

Total mortgage banking income	$61,711	$44,614	$38,349	$46,418	$24,098	38%	156%

Mortgage originations (in millions)	$1,161	$1,224	$1,291	$1,157	$1,123	(5)%	3%
Average trading account securities used to hedge MSRs (in millions)	1	4	4	5	6	(75)	(83)
Capitalized mortgage servicing rights(2)	120,747	108,074	128,297	148,349	137,435	12	(12)
Total mortgages serviced for others (in millions)(2)	15,623	15,571	15,724	15,902	15,886	—	(2)
MSR% of investor servicing portfolio(2)	0.77%	0.69%	0.82%	0.93%	0.87%	12	(11)

Net impact of MSR hedging
MSR valuation adjustment(1)	$11,747	$(19,543)	$(19,013)	$9,907	$(6,985)	N.R. %	N.R. %
Net trading gains (losses) related to MSR hedging	(1,736)	15,395	19,854	(2,240)	3,003	(111)	(158)
Net interest income (loss) related to MSR hedging	—	4	(21)	(9)	(34)	N.R.	N.R.

Net gain (loss) of MSR hedging	$10,011	$(4,144)	$820	$7,658	$(4,016)	N.R. %	N.R. %

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

N.R. - Not relevant, as denominator of calculation is a loss in prior period compared with income in current period or as numerator of calculation is zero in the current period.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2012				2011
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Allowance for loan and lease losses, beginning of period	$789,142	$859,646	$913,069	$964,828	$1,019,710

Loan and lease losses	(106,962)	(132,186)	(108,092)	(107,960)	(114,146)
Recoveries of loans previously charged off	36,832	27,091	23,847	24,968	30,229

Net loan and lease losses	(70,130)	(105,095)	(84,245)	(82,992)	(83,917)

Provision for loan and lease losses	52,370	34,419	36,476	31,928	35,614
Allowance of assets sold or transferred to loans held for sale	(2,307)	172	(5,654)	(695)	(6,579)

Allowance for loan and lease losses, end of period	$769,075	$789,142	$859,646	$913,069	$964,828

Allowance for unfunded loan commitments and letters of credit, beginning of period	$53,563	$50,978	$50,934	$48,456	$38,779
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(12,912)	2,585	44	2,478	9,677

Allowance for unfunded loan commitments and letters of credit, end of period	$40,651	$53,563	$50,978	$50,934	$48,456

Total allowance for credit losses, end of period	$809,726	$842,705	$910,624	$964,003	$1,013,284

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.89%	1.96%	2.15%	2.24%	2.48%
Nonaccrual loans and leases (NALs)	189	177	181	195	178
Nonperforming assets (NPAs)	173	155	164	173	163

Total allowance for credit losses (ACL) as% of:
Total loans and leases	1.99%	2.09%	2.28%	2.37%	2.60%
Nonaccrual loans and leases	199	189	192	206	187
Nonperforming assets	182	165	174	183	172

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2012				2011
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$7,052	$13,023	$15,678	$28,495	$10,913
Commercial real estate:
Construction	11,038	(280)	(1,531)	(1,186)	(2,471)
Commercial	10,333	17,654	30,709	11,692	30,854

Commercial real estate	21,371	17,374	29,178	10,506	28,383

Total commercial	28,423	30,397	44,856	39,001	39,296

Consumer:
Automobile	1,896	4,019	449	3,078	4,237
Home equity	25,013	46,592	21,045	23,729	23,419
Residential mortgage	9,687	16,880	10,786	10,570	9,732
Other consumer	5,111	7,207	7,109	6,614	7,233

Total consumer	41,707	74,698	39,389	43,991	44,621

Total net charge-offs	$70,130	$105,095	$84,245	$82,992	$83,917

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.17%	0.32%	0.39%	0.77%	0.31%
Commercial real estate:
Construction	7.67	(0.20)	(1.05)	(0.79)	(1.85)
Commercial	0.84	1.37	2.24	0.89	2.27

Commercial real estate	1.56	1.21	1.92	0.72	1.91

Total commercial	0.52	0.55	0.81	0.75	0.78

Consumer:
Automobile	0.17	0.40	0.04	0.27	0.30
Home equity	1.20	2.23	1.01	1.15	1.15
Residential mortgage	0.75	1.30	0.82	0.82	0.77
Other consumer	4.74	6.49	6.15	5.45	5.66

Total consumer	0.91	1.65	0.83	0.95	0.92

Net charge-offs as a% of average loans	0.69%	1.05%	0.82%	0.85%	0.85%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2012				2011
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$90,705	$109,452	$133,678	$142,492	$201,846
Commercial real estate	127,128	148,986	219,417	205,105	229,889
Automobile	7,823	11,814	—	—	—
Residential mortgage	122,452	123,140	75,048	74,114	68,658
Home equity	59,525	51,654	46,023	45,847	40,687

Total nonaccrual loans and leases	407,633	445,046	474,166	467,558	541,080

Other real estate, net:
Residential(1)	21,378	23,640	21,499	31,850	20,330
Commercial	6,719	30,566	17,109	16,897	18,094

Total other real estate, net	28,097	54,206	38,608	48,747	38,424
Other NPAs (2)	10,045	10,476	10,476	10,772	10,772

Total nonperforming assets(1)	$445,775	$509,728	$523,250	$527,077	$590,276

Nonaccrual loans and leases as a% of total loans and leases	1.00%	1.11%	1.19%	1.15%	1.39%

NPA ratio(3)	1.09	1.26	1.31	1.29	1.51

	2012				2011
	Fourth	Third	Second	First	Fourth
Nonperforming assets, beginning of period	$509,728	$523,250	$527,077	$590,276	$613,981
New nonperforming assets(1)	175,083 (4)	210,995	221,010	134,636	189,138
Franklin impact, net	—	—	—	—	(534)
Returns to accruing status	(23,553)	(45,729)	(39,376)	(32,056)	(30,677)
Loan and lease losses	(82,759)	(78,308)	(74,546)	(75,366)	(79,117)
OREO (losses) gains	283	73	(459)	(295)	(867)
Payments	(81,940)	(90,535)	(63,530)	(66,609)	(91,734)
Sales	(51,067)	(10,018)	(46,926)	(23,509)	(9,914)

Nonperforming assets, end of period	$445,775	$509,728	$523,250	$527,077	$590,276

(1)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(2)	Other nonperforming assets represent an investment security backed by a municipal bond.
(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)	Includes $60.1 million related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2012				2011
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Accruing loans and leases past due 90 days or more:

Commercial and industrial (1)	$26,648	$26,117	$19,258	$—	$—
Commercial real estate (1)	56,660	45,131	38,125	—	—
Automobile	4,418	3,857	3,338	3,873	6,265
Residential mortgage (excluding loans guaranteed by the U.S. Government)	2,718	10,687	15,457	35,604	45,198
Home equity	18,200	21,343	18,176	19,862	20,198
Other consumer	1,672	1,084	1,201	1,218	1,988

Total, excl. loans guaranteed by the U.S. Government	110,316	108,219	95,555	60,557	73,649
Add: loans guaranteed by U.S. Government	90,816	87,463	85,678	94,560	96,703

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$201,132	$195,682	$181,233	$155,117	$170,352

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27%	0.27%	0.24%	0.15%	0.19%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.22	0.22	0.21	0.23	0.25

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49	0.49	0.45	0.38	0.44

Accruing troubled debt restructured loans: (2)
Commercial and industrial	$76,586	$55,809	$57,008	$53,795	$54,007
Commercial real estate	208,901	222,155	202,190	231,923	249,968
Automobile	35,784	33,719	34,460	35,521	36,573
Home equity	110,581	92,763	66,997	59,270	52,224
Residential mortgage	290,011	280,890	298,967	294,836	309,678
Other consumer	2,544	2,644	3,038	4,233	6,108

Total accruing troubled debt restructured loans	$724,407	$687,980	$662,660	$679,578	$708,558

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$19,268	$28,859	$35,535	$26,886	$48,553
Commercial real estate	32,548	20,284	55,022	39,606	21,968
Automobile	7,823	11,814	—	—	—
Home equity	6,951	7,756	374	334	369
Residential mortgage	84,515	83,163	28,332	29,549	26,089
Other consumer	113	113	113	113	113

Total nonaccruing troubled debt restructured loans	$151,218	$151,989	$119,376	$96,488	$97,092

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured loans at March 31, 2012.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2012				2011
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth
Common stock price, per share
High(1)	$7.200	$7.200	$6.770	$6.580	$5.650
Low(1)	5.900	6.160	5.840	5.490	4.670
Close	6.390	6.895	6.400	6.445	5.490
Average closing price	6.416	6.561	6.367	5.974	5.178

Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.04	$0.04	$0.04

Common shares outstanding
Average - basic	847,220	857,871	862,261	864,499	864,136
Average - diluted	853,306	863,588	867,551	869,164	868,156
Ending	842,813	855,485	858,401	864,675	864,406

Book value per common share	$6.41	$6.34	$6.13	$5.97	$5.82
Tangible book value per common share(2)	5.78	5.71	5.49	5.33	5.18

Common share repurchases
Number of shares repurchased	13,160	3,742	6,426	—	—

	2012				2011
(dollar amounts in millions)	December 31,	September 30,	June 30,	March 31,	December 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,790	$5,808	$5,649	$5,550	$5,418
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(132)	(144)	(159)	(171)	(175)
Add: related deferred tax liability(2)	46	50	56	60	61

Total tangible equity	5,260	5,270	5,102	4,995	4,860
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$4,874	$4,884	$4,716	$4,609	$4,474

Total assets	$56,153	$56,443	$56,623	$55,877	$54,451
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(132)	(144)	(159)	(171)	(175)
Add: related deferred tax liability(2)	46	50	56	60	61

Total tangible assets	$55,623	$55,905	$56,076	$55,322	$53,893

Tangible equity / tangible asset ratio	9.46%	9.43%	9.10%	9.03%	9.02%
Tangible common equity / tangible asset ratio	8.76	8.74	8.41	8.33	8.30
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,741	$5,720	$5,714	$5,709	$5,557
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(299)	(335)	(449)	(532)	(532)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$5,006	$4,949	$4,829	$4,741	$4,589

Total risk-weighted assets(4)	$47,790	$48,154	$47,890	$46,716	$45,891

Tier 1 common risk-based capital ratio(4)	10.47%	10.28%	10.08%	10.15%	10.00%
Other capital data:
Tier 1 leverage ratio(4)	10.34	10.29	10.34	10.55	10.28
Tier 1 risk-based capital ratio(4)	12.01	11.88	11.93	12.22	12.11
Total risk-based capital ratio(4)	14.51	14.36	14.42	14.76	14.77
Tangible common equity / risk-weighted assets ratio(4)	10.20	10.14	9.85	9.86	9.75

Other data:
Number of employees (full-time equivalent)	11,805	11,731	11,417	11,166	11,245
Number of domestic full-service branches(3)	705	699	682	669	668

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	December 31, 2012, figures are estimated.

Huntington Bancshares Incorporated

Consolidated Annual Average Balance Sheets

(Unaudited)

	Annual Average Balances
		Change from 2011			Change from 2010
(dollar amounts in millions)	2012	Amount	%	2011	Amount	%	2010
Assets
Interest bearing deposits in banks	$95	$(38)	(29)%	$133	$(156)	(54)%	$289
Trading account securities	67	(40)	(37)	107	(51)	(32)	158
Federal funds sold and securities purchased under resale agreements	—	(5)	N.R.	5	5	—	—
Loans held for sale	1,087	799	277	288	(241)	(46)	529
Available-for-sale and other securities:
Taxable	7,898	(473)	(6)	8,371	(389)	(4)	8,760
Tax-exempt	427	(1)	—	428	17	4	411

Total available-for-sale and other securities	8,325	(474)	(5)	8,799	(372)	(4)	9,171
Held-to-maturity securities - taxable	925	550	147	375	375	—	—
Loans and leases:(1)
Commercial:
Commercial and industrial	15,944	2,347	17	13,597	1,166	9	12,431
Commercial real estate:
Construction	582	(10)	(2)	592	(504)	(46)	1,096
Commercial	5,198	(415)	(7)	5,613	(516)	(8)	6,129

Commercial real estate	5,780	(425)	(7)	6,205	(1,020)	(14)	7,225

Total commercial	21,724	1,922	10	19,802	146	1	19,656

Consumer:
Automobile	4,526	(1,351)	(23)	5,877	987	20	4,890
Home equity	8,315	375	5	7,940	350	5	7,590
Residential mortgage	5,190	473	10	4,717	241	5	4,476
Other consumer	455	(76)	(14)	531	(130)	(20)	661

Total consumer	18,486	(579)	(3)	19,065	1,448	8	17,617

Total loans and leases	40,210	1,343	3	38,867	1,594	4	37,273
Allowance for loan and lease losses	(876)	233	(21)	(1,109)	321	(22)	(1,430)

Net loans and leases	39,334	1,576	4	37,758	1,915	5	35,843

Total earning assets	50,709	2,135	4	48,574	1,154	2	47,420

Cash and due from banks	1,090	(346)	(24)	1,436	(82)	(5)	1,518
Intangible assets	600	(45)	(7)	645	(57)	(8)	702
All other assets	4,151	(53)	(1)	4,204	(160)	(4)	4,364

Total assets	$55,674	$1,924	4%	$53,750	$1,176	2%	$52,574

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$12,200	$3,547	41%	$8,653	$1,794	26%	$6,859
Demand deposits - interest-bearing	5,811	294	5	5,517	(62)	(1)	5,579

Total demand deposits	18,011	3,841	27	14,170	1,732	14	12,438
Money market deposits	13,901	579	4	13,322	1,579	13	11,743
Savings and other domestic deposits	4,933	198	4	4,735	93	2	4,642
Core certificates of deposit	6,221	(1,481)	(19)	7,702	(1,486)	(16)	9,188

Total core deposits	43,066	3,137	8	39,929	1,918	5	38,011
Other domestic deposits of $250,000 or more	326	(139)	(30)	465	(232)	(33)	697
Brokered deposits and negotiable CDs	1,590	168	12	1,422	(181)	(11)	1,603
Deposits in foreign offices	372	(17)	(4)	389	(38)	(9)	427

Total deposits	45,354	3,149	7	42,205	1,467	4	40,738
Short-term borrowings	1,310	(745)	(36)	2,055	609	42	1,446
Federal Home Loan Bank advances	298	187	168	111	(62)	(36)	173
Subordinated notes and other long-term debt	1,976	(1,189)	(38)	3,165	(615)	(16)	3,780

Total interest-bearing liabilities	36,738	(2,145)	(6)	38,883	(395)	(1)	39,278

All other liabilities	1,065	89	9	976	20	2	956
Shareholders’ equity	5,671	433	8	5,238	(243)	(4)	5,481

Total liabilities and shareholders’ equity	$55,674	$1,924	4%	$53,750	$1,176	2%	$52,574

N.R.—Not relevant, as numerator of calculation is zero in the current period.

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin Analysis—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
(dollar amounts in thousands)	2012	2011	2010
Assets
Interest bearing deposits in banks	$202	$143	$804
Trading account securities	853	1,463	2,875
Federal funds sold and securities purchased under resale agreements	—	5	—
Loans held for sale	36,769	12,298	25,687
Available-for-sale and other securities:
Taxable	184,340	207,984	239,065
Tax-exempt	17,659	18,326	18,767

Total available-for-sale and other securities	201,999	226,310	257,832
Held-to-maturity securities - taxable	24,088	11,213	—
Loans and leases:
Commercial:
Commercial and industrial	639,458	585,615	660,598
Commercial real estate:
Construction	22,886	22,988	30,595
Commercial	208,552	222,692	234,858

Commercial real estate	231,438	245,680	265,453

Total commercial	870,896	831,295	926,051

Consumer:
Automobile	214,053	293,211	295,201
Home equity	355,869	355,005	383,732
Residential mortgage	212,661	213,612	216,805
Other consumer	33,279	40,586	47,481

Total consumer	815,862	902,414	943,219

Total loans and leases	1,686,758	1,733,709	1,869,270

Total earning assets	$1,950,669	$1,985,141	$2,156,468

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	3,579	5,096	10,393

Total demand deposits	3,579	5,096	10,393
Money market deposits	40,164	54,344	103,468
Savings and other domestic deposits	18,928	32,723	48,203
Core certificates of deposit	84,983	150,030	231,594

Total core deposits	147,654	242,193	393,658
Other domestic deposits of $250,000 or more	2,140	4,492	9,207
Brokered deposits and negotiable CDs	11,694	12,488	35,353
Deposits in foreign offices	679	878	831

Total deposits	162,167	260,051	439,049
Short-term borrowings	2,048	3,500	3,007
Federal Home Loan Bank advances	819	824	3,121
Subordinated notes and other long-term debt	54,705	76,680	81,409

Total interest-bearing liabilities	219,739	341,055	526,586

Net interest income	$1,730,930	$1,644,086	$1,629,882

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin Analysis

(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2012	2011	2010
Assets
Interest bearing deposits in banks	0.21%	0.11%	0.28%
Trading account securities	1.27	1.37	1.82
Federal funds sold and securities purchased under resale agreements	0.29	0.09	—
Loans held for sale	3.38	4.27	4.85
Available-for-sale and other securities:
Taxable	2.33	2.48	2.73
Tax-exempt	4.14	4.28	4.56

Total available-for-sale and other securities	2.43	2.57	2.81
Held-to-maturity securities - taxable	2.60	2.99	—
Loans and leases:(3)
Commercial:
Commercial and industrial	4.01	4.31	5.31
Commercial real estate:
Construction	3.93	3.88	2.79
Commercial	4.01	3.97	3.83

Commercial real estate	4.00	3.96	3.67

Total commercial	4.01	4.20	4.71

Consumer:
Automobile	4.73	4.99	6.04
Home equity	4.28	4.47	5.06
Residential mortgage	4.10	4.53	4.84
Other consumer	7.31	7.63	7.18

Total consumer	4.41	4.73	5.35

Total loans and leases	4.19	4.46	5.02

Total earning assets	3.85%	4.09%	4.55%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%
Demand deposits - interest-bearing	0.06	0.09	0.19

Total demand deposit	0.02	0.04	0.08
Money market deposits	0.29	0.41	0.88
Savings and other domestic deposits	0.38	0.69	1.04
Core certificates of deposit	1.37	1.95	2.52

Total core deposits	0.48	0.77	1.26
Other domestic deposits of $250,000 or more	0.66	0.97	1.32
Brokered deposits and negotiable CDs	0.74	0.88	2.21
Deposits in foreign offices	0.18	0.23	0.20

Total deposits	0.49	0.78	1.30
Short-term borrowings	0.16	0.17	0.21
Federal Home Loan Bank advances	0.28	0.74	1.80
Subordinated notes and other long-term debt	2.77	2.42	2.15

Total interest bearing liabilities	0.60	0.88	1.34

Net interest rate spread	3.25	3.21	3.21
Impact of noninterest-bearing funds on margin	0.16	0.17	0.23

Net interest margin	3.41%	3.38%	3.44%

Commercial Loan Derivative Impact

(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2012	2011	2010
Commercial loans(2)(3)	3.67%	3.81%	3.85%
Impact of commercial loan derivatives	0.34	0.39	0.86

Total commercial—as reported	4.01%	4.20%	4.71%

Average 30 day LIBOR	0.24%	0.23%	0.27%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Annual Income Statement Data(1)

(Unaudited)

	Year Ended December 31,
		Change from 2011			Change from 2010
(dollar amounts in thousands, except per share amounts)	2012	Amount	%	2011	Amount	%	2010
Interest income	$1,930,263	$(39,963)	(2)%	$1,970,226	$(175,166)	(8)%	$2,145,392
Interest expense	219,739	(121,317)	(36)	341,056	(185,531)	(35)	526,587

Net interest income	1,710,524	81,354	5	1,629,170	10,365	1	1,618,805
Provision for credit losses	147,388	(26,671)	(15)	174,059	(460,488)	(73)	634,547

Net interest income after provision for credit losses	1,563,136	108,025	7	1,455,111	470,853	48	984,258

Service charges on deposit accounts	262,179	18,672	8	243,507	(23,508)	(9)	267,015
Mortgage banking income	191,092	107,684	129	83,408	(92,374)	(53)	175,782
Trust services	121,897	2,515	2	119,382	6,827	6	112,555
Electronic banking	82,290	(29,407)	(26)	111,697	1,463	1	110,234
Brokerage income	72,226	(8,141)	(10)	80,367	11,512	17	68,855
Insurance income	71,319	1,849	3	69,470	(6,943)	(9)	76,413
Gain on sale of loans	58,182	26,238	82	31,944	25,669	409	6,275
Bank owned life insurance income	56,042	(6,294)	(10)	62,336	1,270	2	61,066
Capital markets fees	48,160	11,620	32	36,540	12,654	53	23,886
Securities gains (losses)	4,769	8,450	(230)	(3,681)	(3,407)	1,243	(274)
Other income	129,701	(15,952)	(11)	145,653	5,602	4	140,051

Total noninterest income	1,097,857	117,234	12	980,623	(61,235)	(6)	1,041,858

Personnel costs	988,193	95,659	11	892,534	93,561	12	798,973
Outside data processing and other services	190,255	1,081	1	189,174	27,360	17	161,814
Net occupancy	111,160	2,031	2	109,129	1,267	1	107,862
Equipment	102,947	10,403	11	92,544	6,624	8	85,920
Deposit and other insurance expense	68,330	(9,362)	(12)	77,692	(19,856)	(20)	97,548
Professional services	65,758	(2,858)	(4)	68,616	(17,595)	(20)	86,211
Marketing	64,263	(1,297)	(2)	65,560	9,213	16	56,347
Amortization of intangibles	46,549	(6,769)	(13)	53,318	(7,160)	(12)	60,478
OREO and foreclosure expense	18,271	265	1	18,006	(21,043)	(54)	39,049
Gain on early extinguishment of debt	(798)	8,899	(92)	(9,697)	(9,697)	—	—
Other expense	180,948	9,324	5	171,624	(7,979)	(4)	179,603

Total noninterest expense	1,835,876	107,376	6	1,728,500	54,695	3	1,673,805

Income before income taxes	825,117	117,883	17	707,234	354,923	101	352,311
Provision for income taxes	184,095	19,474	12	164,621	124,657	312	39,964

Net income	$641,022	$98,409	18	$542,613	$230,266	74	$312,347

Dividends on preferred shares	31,989	1,176	4	30,813	(141,219)	(82)	172,032

Net income applicable to common shares	$609,033	$97,233	19%	$511,800	$371,485	265%	$140,315

Average common shares - basic	857,962	(5,729)	(1)%	863,691	136,757	19%	726,934
Average common shares - diluted(2)	863,402	(4,222)	(0)	867,624	138,092	19	729,532

Per common share
Net income - basic	$0.71	$0.12	20	$0.59	$0.40	211	$0.19
Net income - diluted	0.71	0.12	20	0.59	0.40	211	0.19
Cash dividends declared	0.16	0.06	60	0.10	0.06	150	0.04
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,710,524	$81,354	5	$1,629,170	$10,365	1	$1,618,805
FTE adjustment(3)	20,406	5,490	37	14,916	3,839	35	11,077

Net interest income	1,730,930	86,844	5	1,644,086	14,204	1	1,629,882
Noninterest income	1,097,857	117,234	12	980,623	(61,235)	(6)	1,041,858

Total revenue	$2,828,787	$204,078	8%	$2,624,709	$(47,031)	(2)%	$2,671,740

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

For all periods presented, the impact of the preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Annual Mortgage Banking Income

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2012	2011	2010	2009	2008
Mortgage banking income
Origination and secondary marketing	$146,845	$68,217	$117,440	$94,711	$37,257
Servicing fees	46,177	49,096	48,123	48,494	45,558
Amortization of capitalized servicing	(35,908)	(37,369)	(47,165)	(47,571)	(26,634)
Other mortgage banking income	19,607	15,506	16,629	23,360	16,768

Subtotal	176,721	95,450	135,027	118,994	72,949

MSR valuation adjustment(1)	(16,902)	(53,897)	(12,721)	34,305	(52,668)
Net trading gains (losses) related to MSR hedging	31,273	41,855	53,476	(41,001)	(11,287)

Total mortgage banking income	$191,092	$83,408	$175,782	$112,298	$8,994

Mortgage originations (in millions)	$4,833	$3,921	$5,476	$5,262	$3,773
Average trading account securities used to hedge MSRs (in millions)	3	20	64	70	1,031
Capitalized mortgage servicing rights(2)	120,747	137,435	196,194	214,592	167,438
Total mortgages serviced for others (in millions)(2)	15,623	15,886	15,933	16,010	15,754
MSR % of investor servicing portfolio	0.77%	0.87%	1.23%	1.34%	1.06%

Net impact of MSR hedging
MSR valuation adjustment(1)	$(16,902)	$(53,897)	$(12,721)	$34,305	$(52,668)
Net trading gains (losses) related to MSR hedging	31,273	41,855	53,476	(41,001)	(11,287)
Net interest income related to MSR hedging	(26)	166	972	2,999	33,139

Net gain (loss) on MSR hedging	$14,345	$(11,876)	$41,727	$(3,697)	$(30,816)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Annual Credit Reserves Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2012	2011	2010	2009	2008
Allowance for loan and lease losses, beginning of period	$964,828	$1,249,008	$1,482,479	$900,227	$578,442
Loan and lease losses	(455,200)	(557,753)	(1,003,907)	(1,561,378)	(806,330)
Recoveries of loans previously charged off	112,738	120,664	129,433	84,791	48,263

Net loan and lease losses	(342,462)	(437,089)	(874,474)	(1,476,587)	(758,067)

Provision for loan and lease losses	155,193	167,730	641,299	2,069,931	1,067,789
Economic reserve transfer	—	—	—	—	12,063
Allowance of assets sold or transferred to loans held for sale	(8,484)	(14,821)	(296)	(11,092)	—

Allowance for loan and lease losses, end of period	$769,075	$964,828	$1,249,008	$1,482,479	$900,227

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,456	$42,127	$48,879	$44,139	$66,528
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(7,805)	6,329	(6,752)	4,740	(10,326)
Economic reserve transfer	—	—	—	—	(12,063)

Allowance for unfunded loan commitments and letters of credit, end of period	$40,651	$48,456	$42,127	$48,879	$44,139

Total allowance for credit losses	$809,726	$1,013,284	$1,291,135	$1,531,358	$944,366

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.89%	2.48%	3.28%	4.03%	2.19%
Nonaccrual loans and leases (NALs)	189	178	161	77	60
Nonperforming assets (NPAs)	173	163	148	72	55
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.99%	2.60%	3.39%	4.16%	2.30%
Nonaccrual loans and leases (NALs)	199	187	166	80	63
Nonperforming assets (NPAs)	182	172	153	74	58

Huntington Bancshares Incorporated

Annual Net Charge-Off Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2012	2011	2010	2009	2008
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$64,248	$89,699	$254,932	$487,606	$526,165
Commercial real estate:
Construction	8,041	31,524	109,008	192,706	6,626
Commercial	70,388	116,577	166,554	490,025	62,114

Commercial real estate	78,429	148,101	275,562	682,731	68,740

Total commercial	142,677	237,800	530,494	1,170,337	594,905

Consumer:
Automobile	9,442	15,067	26,572	56,332	54,565
Home equity(1)	116,379	101,797	139,373	106,176	67,556
Residential mortgage(2)	47,923	56,681	152,895	110,202	21,247
Other consumer	26,041	25,744	25,140	33,540	19,794

Total consumer	199,785	199,289	343,980	306,250	163,162

Total net charge-offs	$342,462	$437,089	$874,474	$1,476,587	$758,067

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.40%	0.66%	2.05%	3.71%	3.87%
Commercial real estate:
Construction	1.38	5.33	9.95	10.37	0.32
Commercial	1.35	2.08	2.72	6.71	0.81

Commercial real estate	1.36	2.39	3.81	7.46	0.71

Total commercial	0.66	1.20	2.70	5.25	2.55

Consumer:
Automobile	0.21	0.26	0.54	1.59	1.21
Home equity(1)	1.40	1.28	1.84	1.40	0.91
Residential mortgage(2)	0.92	1.20	3.42	2.43	0.42
Other consumer	5.72	4.85	3.80	4.65	2.86

Total consumer	1.08	1.05	1.95	1.87	0.92

Net charge-offs as a% of average loans	0.85%	1.12%	2.35%	3.82%	1.85%

(1)	2010 included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $6,143 thousand of other Franklin-related net charge-offs.
(2)	2010 included net charge-offs of $60,882 thousand associated with the transfer of Franklin-related loans to loans held for sale and $10,424 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	December 31,
(dollar amounts in thousands)	2012	2011	2010	2009	2008
Nonaccrual loans and leases (NALs):
Commercial and industrial	$90,705	$201,846	$346,720	$578,414	$932,648
Commercial real estate	127,128	229,889	363,692	935,812	445,717
Automobile	7,823	—	—	—	—
Residential mortgage	122,452	68,658	45,010	362,630	98,951
Home equity	59,525	40,687	22,526	40,122	24,831

Total nonaccrual loans and leases	407,633	541,080	777,948	1,916,978	1,502,147
Other real estate, net:
Residential (1)	21,378	20,330	31,649	71,427	63,058
Commercial	6,719	18,094	35,155	68,717	59,440

Total other real estate, net	28,097	38,424	66,804	140,144	122,498
Impaired loans held for sale	—	—	—	969	12,001
Other NPAs (2)	10,045	10,772	—	—	—

Total nonperforming assets (1)	$445,775	$590,276	$844,752	$2,058,091	$1,636,646

Nonperforming Franklin assets:
Commercial	$—	$—	$—	$—	$650,225
Residential mortgage	—	—	—	299,670	—
Home Equity	—	—	—	15,004	—
OREO	—	—	9,477	23,826	—

Total nonperforming Franklin assets	$—	$—	$9,477	$338,500	$650,225

Nonaccrual loans and leases as a % of total loans and leases	1.00%	1.39%	2.04%	5.21%	3.66%
NPA ratio (3)	1.09	1.51	2.21	5.57	3.97

	December 31,
(dollar amounts in thousands)	2012	2011	2010	2009	2008
Nonperforming assets, beginning of period	$590,276	$844,752	$2,058,091	$1,636,646	$472,902
New nonperforming assets (1)	741,724 (4)	745,063	925,699	2,767,295	1,082,063
Franklin impact, net	—	(9,477)	(329,023)	(311,726)	650,225
Returns to accruing status	(140,714)	(195,786)	(370,798)	(215,336)	(42,161)
Loan and lease losses	(310,979)	(362,784)	(635,606)	(1,148,135)	(202,249)
OREO losses (gains)	(398)	771	(12,096)	(62,665)	(19,582)
Payments	(302,614)	(328,294)	(650,429)	(497,076)	(194,692)
Sales	(131,520)	(103,969)	(141,086)	(110,912)	(109,860)

Nonperforming assets, end of period	$445,775	$590,276	$844,752	$2,058,091	$1,636,646

(1)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(2)	Other nonperforming assets represent an investment security backed by a municipal bond.
(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)	Includes $60.1 million related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	December 31,
(dollar amounts in thousands)	2012	2011	2010	2009	2008
Accruing loans and leases past due 90 days or more:
Commercial and industrial (1)	$26,648	$—	$—	$—	$10,889
Commercial real estate (1)	56,660	—	—	—	59,425
Automobile	4,418	6,265	7,721	10,586	15,647
Residential mortgage (excluding loans guaranteed by the U.S. Government)	2,718	45,198	53,983	78,915	71,553
Home equity	18,200	20,198	23,497	53,343	29,039
Other consumer	1,672	1,988	2,456	2,814	2,392

Total, excl. loans guaranteed by the U.S. Government	110,316	73,649	87,657	145,658	188,945
Add: loans guaranteed by U.S. Government	90,816	96,703	98,288	101,616	82,576

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$201,132	$170,352	$185,945	$247,274	$271,521

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27%	0.19%	0.23%	0.40%	0.46%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.22	0.25	0.26	0.28	0.20

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49	0.44	0.49	0.49	0.66

Accruing troubled debt restructured loans: (2)
Commercial and industrial	$76,586	$54,007	$70,136	$59,215
Commercial real estate	208,901	249,968	152,496	97,834
Automobile	35,784	36,573	29,764	24,704
Home equity	110,581	52,224	37,257	25,357
Residential mortgage	290,011	309,678	328,411	229,470
Other consumer	2,544	6,108	9,565	2,810

Total accruing troubled debt restructured loans	$724,407	$708,558	$627,629	$439,390

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$19,268	$48,553	$15,275	$37,849
Commercial real estate	32,548	21,968	18,187	70,609
Automobile	7,823	—	—	—
Home equity	6,951	369	—	—
Residential mortgage	84,515	26,089	5,789	4,988
Other consumer	113	113	—	—

Total nonaccruing troubled debt restructured loans	$151,218	$97,092	$39,251	$113,446

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	2008 data is not available.